Equable Shares Large Cap Fund
(Class I EQLIX)

Summary Prospectus
February 28, 2020
Before you invest, you may want to review the Equable Shares Large Cap Fund’s (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus, reports to shareholders, SAI and other information about the Fund online at https://www.equableshares.com/funds.  You can also get this information at no cost by calling (888) 898-2024 or by sending an e‑mail request to service@equableshares.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website https://www.equableshares.com/funds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (888) 898-2024 or by sending an email request to service@equableshares.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (888) 898-2024 or send an email request to service@equableshares.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The Equable Shares Large Cap Fund seeks income and capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	2.10%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	2.95%
Fee Waiver and Expense Reimbursement(2)	-1.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.30%

(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
Teramo Advisers, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.20% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least May 31, 2021 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$132	$745	$1,383	$3,100

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended October 31, 2019, the Fund’s portfolio turnover rate was 0.04% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities of U.S. issuers based on the S&P 500 Index (the “Index”) while hedging overall market exposure by writing (selling) exchange traded call options based on the same securities.

Equity Strategy
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities based on the Index. The Fund defines large capitalization issuers as those that comprise the Index. As of January 31, 2020, the market capitalization range of companies comprising the Index was $2.788 billion to $1,375.234 billion. The Index is reconstituted on an annual basis. The Fund’s call options written on securities based on the Index are included for purposes of this 80% policy. Typically, the Fund seeks exposure to securities based on the Index by investing in one or more exchange-traded funds (“ETFs”) that invest in securities of large capitalization issuers. The Fund takes its proportionate interest in the underlying securities held by an ETF into account individually when calculating the Fund’s compliance with its policy of investing at least 80% of its net assets in securities of large capitalization issuers. The Fund may alternatively invest directly in equity securities of U.S. large capitalization issuers, such as common stocks. If the Fund does so, the Adviser will select investments in equity securities of large capitalization issuers in order to achieve an investment portfolio for the Fund that is designed to replicate the performance of the Index. To the extent the Fund invests in ETFs to achieve an investment portfolio that is representative of the securities that comprise the Index, the Fund will be considered to be a “fund of funds”, meaning that it is a fund that invests in other funds, and as such incurs management and other fees directly as well as indirectly through the acquired funds it invests in (reflected in the table above as acquired fund fees and expenses). The performance of the Fund is not intended to match the performance of the Index. If the Index is concentrated in an industry or group of industries, then the Fund will also concentrate its assets in the same industry or group of industries.

Options Strategy
The Fund seeks to generate income and preserve capital by writing (selling) exchange traded call options based on the Index, which provides cash flow from option premiums and reduces the impact of market volatility on the Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “exercise price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if the Fund owns the underlying securities based on the Index at all times during the option period. When the Fund writes a call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying securities based on the Index. In addition, written call options partially hedge against declines in the prices of the underlying securities based on the Index, to the extent of the premium the Fund receives. Writing call options helps to mitigate declines in the Fund’s portfolio of equity securities, though it limits the Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities. The options are systematically reset based on the duration of the options written by the Fund, currently expected on a quarterly basis.

Other Principal Investment Strategies
The Fund may temporarily invest up to 20% of its net assets in cash, cash equivalents, ETFs or money market funds for temporary investment purposes or to meet redemption requests. While under normal market conditions the Fund intends to invest at least 80% of its net assets in equity securities of large capitalization issuers, the Adviser may determine that it is not in the best interest of the Fund to immediately invest cash held by the Fund after an option expires and the equity securities held by the Fund are called away in exchange for cash. The Fund also may invest up to 100% of its assets in cash, cash equivalents, ETFs or money market funds in response to market, political, economic or other conditions for temporary defensive purposes. The Fund may sell an investment when a call option has expired, to raise cash to meet redemption requests or to seek a new investment opportunity identified by the Adviser as more suitable to meet the Fund’s investment objective.

The Fund is “non-diversified” under the 1940 Act, which means that it will invest more of its assets in fewer issuers than a “diversified fund.”

Principal Risks
As with any mutual fund, there are risks to investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Correlation Risk. The Fund’s investment strategy of writing call options will result in performance that differs from that of the Index. The call options written by the Fund will limit the Fund’s opportunity to participate in increases when the Index performs well. Further, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.

Call Option Risks. Writing calls limits the Fund’s ability to participate in price increases of the underlying securities. For the duration of the option written, the Fund will restrict the opportunity to profit from increases in the market value of the underlying equity security, meaning the Fund’s return may be limited to the amount of the premium received by the Fund for selling the options, plus any dividends or distributions received from investing in the underlying equity securities. The premiums received from the options may not be sufficient to offset any losses sustained from the decline in value of the underlying stocks over time. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so. Premiums earned by the Fund from its written call options are treated as short-term capital gains, and are taxable as ordinary income when paid through to shareholders as part of a dividend.

Derivatives Risk. The Fund writes call options on indexes or equity securities, which are instruments that derive their performance from underlying equity securities, also referred to as “derivatives.” Derivatives can be volatile, and the Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying security or index, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Equity Risk. The Fund invests in ETFs that invest in common stocks, options that derive their performance from the Index, which is made up of common stocks, and may also at times invest directly in common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Exchange-Traded Funds Risk. The risks of investment in ETFs reflect the risks of the underlying instruments in which the ETF invests. When the Fund invests in ETFs, shareholders of the Fund indirectly bear a proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments held by the ETF. Shareholders may invest directly in an ETF, and thereby avoid duplicative fees. Trading on an exchange does not guarantee a liquid market will exist for an ETF. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. ETFs may trade at a premium or discount to their net asset value.

FLEX Options Risks. The Fund intends to utilize Cboe FLexible EXchange® Options (“FLEX Options”) issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC acts a guarantor and central counterparty with respect to exchange-traded options. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. FLEX Options may be less liquid than standardized options. In a less liquid market for a FLEX Option, the Fund may have difficulty closing out a FLEX Option at the desired time and price.

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies (funds). A fund of funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. Although the Adviser will evaluate regularly each ETF in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by an ETF, and will not have the ability to control or otherwise influence the composition of the investment portfolio of an ETF. The investment adviser to each ETF may change aspects of its investment strategies at any time.

General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

Large capitalization risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund may lose more than it has invested.

Liquidity Risk. The Fund’s investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the value of the Fund, may prevent the Fund from taking advantage of other investment opportunities, or may prevent the Fund from meeting redemption requests.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments, and your investment may lose value.

Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Non-Diversified Fund Risk. Because the Fund is non-diversified, it will invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Tax Risk. The Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Premiums earned by the Fund from its written call options are treated as short-term capital gains, and are taxable as ordinary income.

Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security held or option written by the Fund. If market conditions make it difficult to value securities or options, the Fund may value these securities or options using more subjective methods, such as fair value pricing. In such cases, the value determined for a security or option could be different than the value realized upon such security’s or option’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.equableshares.com/funds or by calling the Fund toll-free at (888) 898-2024.

Management

Investment Adviser
Teramo Advisors, LLC is the Fund’s investment adviser.

Portfolio Manager
Ronald A. Santella, Chief Executive Officer and Chief Investment Officer of the Adviser, is the portfolio manager responsible for the day-to-day management of the Fund’s portfolio. Mr. Santella has managed the Fund since its inception in 2019.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to Equable Shares Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at (888) 898-2024, or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in the Fund is $100,000, and the minimum subsequent investment in the Fund is $25,000.

Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.